UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 23, 2001

VISTA EYECARE, INC.
(Exact name of registrant as specified in its charter)

Commission File No:          0-20001

Georgia	58-1910859
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

296 Grayson Highway
Lawrenceville, Georgia 30045
(Address of principal executive offices)

(770)-822-3600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

        On February 23, 2001, the Registrant issued a Press Release, attached hereto as Exhibit 99, announcing that it had entered into an agreement to sell its free standing vision centers and its Fullerton, California manufacturing facility.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA EYECARE, INC.
(Registrant)
BY: Angus C. Morrison Angus C. Morrison Senior Vice President, Chief Financial Officer and Treasurer
Dated: February 27, 2001